Summary Prospectus    September 29, 2018
JPMorgan Equity Focus Fund
Class/Ticker:     R6/JPFRX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated September 29, 2018, are incorporated by reference into this Summary Prospectus.
What is the goal of the Fund?
The Fund seeks long term capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fee	0.60%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.21
Service Fees	NONE
Remainder of Other Expenses[1]	0.21
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses	0.82
Fee Waivers and/or Expense Reimbursements[2]	(0.22)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.60
1	"Remainder of Other Expenses" is based on estimated amounts for the current fiscal year.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.60% of the average daily net assets of the Class R6 Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s invest-
ment in such money market funds. These waivers are in effect through 9/30/19, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 9/30/19 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	61	240	433	993
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is a non-diversified equity portfolio which is normally managed as a core portfolio, but which has the ability to pro-actively invest more heavily in either growth or value securities depending on market conditions and the convictions of the adviser. The Fund invests in a limited number of U.S. equity securities, generally not more than 40. In choosing securities, the Fund seeks to invest in companies with one or more of the following characteristics:
•	A durable franchise
•	A sustainable competitive position relative to its peers
•	A market leader
•	A strong management team focused on increasing shareholder value
•	A strong balance sheet.

The size of the allocation of the Fund to growth and value securities will vary based on market conditions, and the convictions of the adviser each ranging from 35% to 65% of the equity investments in the Fund.
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund typically invests in equity securities with market capitalizations of $1 billion or more. In implementing its main strategies, the Fund invests primarily in common stocks and real estate investment trusts (REITs), but it may also invest up to 20% of its total assets in common stocks of foreign companies, including depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depository receipt trades on a stock exchange in a country different from the company’s local market.
Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
If the Fund’s portfolio managers cannot find attractive investments, the Fund may invest up to 20% of its total assets in cash and cash equivalents until appropriate investments are identified.
Investment Process: In managing the Fund, the portfolio managers employ a process that combines research, valuation and stock selection.
In selecting growth stocks, the adviser focuses on companies whose revenue growth potential is underappreciated by investors, specifically looking for companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. These companies have one or more of the following characteristics:
•	A favorable supply/demand imbalance for the company’s product or service
•	Underappreciated growth opportunities
•	Differentiated business model
•	Ability to gain market share
•	Growth opportunities in emerging industries or those that emerge from industry changes
In selecting value stocks, the adviser seeks to invest in companies which have durable franchises and which appear to be undervalued and have the ability to grow intrinsic value per share. Companies with durable franchises generally have a sustainable competitive position relative to peers, high returns on capital, a diversified client or asset base and a strong brand.
The adviser may sell a security due to a change in the company’s fundamentals or a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be attractively valued. Investments may also be sold if a portfolio manager identifies a stock that he believes offers a better investment opportunity or to reallocate the Fund’s assets between growth and value securities.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Non-Diversified Fund Risk. The Fund is non-diversified and typically invests in no more than 40 securities. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a Fund which invests in more securities.
Strategy Risk. Although the Fund is normally managed as a core portfolio, it may invest more heavily in either growth or value securities depending on market conditions and the convictions of the adviser.
If the Fund invests more heavily in growth securities, it will be more subject to risks related to growth investing. Specifically, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.
If the Fund invests more heavily in value securities, it will be more subject to risks related to value investing. Specifically, a value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Investments in companies with capitalizations as low as $1 billion may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. These risks are higher for small cap companies.
Foreign Securities Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the refer-
ence assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. Because Class R6 Shares have not yet commenced operations as of the date of this prospectus, the bar chart shows how the performance of the Fund’s Class I Shares (which are not offered in the prospectus) has varied from year to year for the past six calendar years. The actual returns of the Class R6 Shares would be different than those shown because Class R6 Shares have different expenses than Class I Shares. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index and Lipper Large-Cap Core Funds Index, both of which are indexes based on the total returns of certain mutual funds within multi-cap and large-cap fund categories as determined by Lipper. Unlike the other index, the Lipper indexes include the fees and expenses of the mutual funds included in the indexes. Subsequent to the inception of the Fund on 7/29/11 until 8/1/13, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

YEAR-BY-YEAR RETURNS — CLASS I SHARES*
*	The performance of Class R6 Shares would be substantially similar to the performance of Class I Shares because the Fund is invested in the same group of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

Best Quarter	1st quarter, 2012	18.58%
Worst Quarter	2nd quarter, 2012	-5.10%
The Fund’s year-to-date total return through 6/30/18 was 2.98%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2017)
	Past 1 Year	Past 5 Years	Life of Fund (since 07/29/2011)
CLASS I SHARES
Return Before Taxes	24.34%	16.28%	14.31%
Return After Taxes on Distributions	22.68	15.57	13.75
Return After Taxes on Distributions and Sale of Fund Shares	14.81	13.05	11.60
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	21.83	15.79	14.42
LIPPER MULTI-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	28.76	15.71	13.11 [1]
LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	20.90	14.63	13.17 [1]
1	The Fund commenced operations on 7/29/11. Performance for the benchmark is for 7/31/11.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jonathan K.L. Simon	2011	Managing Director
Timothy Parton	2017	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors $5,000,000 for Discretionary Accounts
To add to an account	No minimum levels
There is no minimum investment for other eligible Class R6 investors.
In general, you may purchase or redeem shares on any business day:
•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund.
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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SPRO-EF-R6-918